SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)            AUGUST 28, 1996
                                                 ------------------------------


                      MAGICWORKS ENTERTAINMENT INCORPORATED
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          2-96614-D                                  87-0425513
  -------------------------               ---------------------------------
  (Commission File Number)                (IRS Employer Identification No.)


    930 WASHINGTON AVENUE, 5TH FLOOR
    MIAMI BEACH, FLORIDA                                        33139
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (305) 352-1566
                                                  -----------------------------


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          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (A)   FINANCIAL STATEMENTS
                  --------------------
                  The audited combined financial statements of Magicworks Entertainment Incorporated at December 31, 1995 and for the year then ended and the audited historical supplemental pooled financial statements of Magic Promotion, Inc. and Movietime Entertainment Incorporated as of December 31, 1995, and for the year then ended, each together with auditors' reports thereon, are attached hereto as Attachments 7(a)(i) and 7(a)(ii), respectively, and are incorporated herein by this reference.

                  The unaudited historical combined supplemental pooled financial statements of Magic Promotion, Inc. and Magicworks Entertainment Incorporated, as of June 30, 1996 and for the six month period then ended are attached hereto as Attachment 7(a)(iii) and are incorporated herein by this reference.

            (B)   PRO FORMA FINANCIAL INFORMATION
                  -------------------------------
                  The unaudited pro forma historical combined supplemental pooled financial statements of Magic Promotion, Inc. and Movietime Entertainment, Inc. as of and for the year ended December 31, 1995 and as of and for the six months ended June 30, 1996 are attached hereto as Attachment 7(b) and are incorporated herein by this reference.


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



      (C)     EXHIBITS

              EXHIBIT                      DESCRIPTION
              -------                      -----------

                 2.1 Agreement and Plan of Merger, dated as of August 28, 1996 by and among the Registrant, MT Acquisition Sub, Inc., Movietime Entertainment Incorporated ("Movietime") and the shareholders of Movietime.(1)

                 2.2 Plan and Articles of Merger of MT Acquisition sub.,Inc., a Florida Corporation, with and into the Registrant as filed with the Secretary of State of the State of Florida.(2)




1 Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, filed with the Commission on September 10, 1996.
2 Incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K, filed with the Commission on September 10, 1996.

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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MAGICWORKS ENTERTAINMENT
                                            INCORPORATED


Dated:   November __, 1996                  By:/S/BRAD KRASSNER
                                               ----------------
                                                 Brad Krassner,
                                                 Co-Chairman of the Board
                                                 and Chief Executive Officer

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



                              INDEX TO ATTACHMENTS






   ATTACHMENT                       DESCRIPTION
-----------------    -----------------------------------------------------------



7(a)(i) Audited combined financial statements of Magicworks Entertainment Incorporated as of December 31, 1995 and for the year then ended.

7(a)(ii) Audited historical combined supplemental pooled financial statements of Magic Promotion, Inc. and Movietime Entertainment Incorporated as of December 31, 1995 and for the year then ended.

7(a)(iii)  Unaudited historical combined supplemental pooled financial statements of Magic Promotion, Inc. and Movietime Entertainment Incorporated as of and for the year ended December 31, 1995 and as of and for the six months ended June 30, 1996.

7(b) Unaudited pro forma historical combined supplemental pooled financial statements of Magic Promotion, Inc. and Magicworks Entertainment Incorporated as of June 30, 1996 and for the six month period then ended.




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